UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end:  April 30, 2022

Date of reporting period:  April 30, 2022

Item 1. Reports to Stockholders.

(a)

LOGAN CAPITAL FUNDS

Logan Capital Large Cap Growth Fund

Annual Report
April 30, 2022

Logan Capital Large Cap Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	12
Sector Allocation of Portfolio Assets	13
Schedule of Investments	14
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to the Financial Statements	23
Report of Independent Registered Public Accounting Firm	32
Expense Example	33
Notice to Shareholders	35
Information about Trustees and Officers	36
Approval of Investment Advisory Agreement	40
Privacy Notice	45

Logan Capital Large Cap Growth Fund

Dear Shareholder,

We are pleased to provide the following comments about Fund performance, the economy and the market for the fiscal year ended April 30, 2022.

Overview

April 2022 ended one of the most unpredictable twelve-month periods anyone on our investment team can remember. The global economy had to abruptly shift gears from a status of economic growth with multi-decade lows in unemployment and record highs in hourly wages to a sudden recession almost overnight. When we evaluate the performance of markets (e.g., individual company performance, asset class allocation, or style) it seems apparent that those companies that had already been preparing innovative strategies before the pandemic had the advantage over their less prepared peers. Normally, most of these innovations would have been implemented over the next several years, but when the pandemic shut-down hit, that timeframe was compressed to mere weeks and the winners turned out to be those businesses that were nimble, resourceful and adaptive, regardless of their industry.

For the fiscal year ended April 30, 2022, the Logan Capital Large Cap Growth Fund (the “Fund”) return was -13.28% compared to the benchmark, the Russell 1000® Growth Total Return Index, which returned -5.35%. The Russell 1000® Growth Total Return Index (the “Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. The Index includes Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It has been constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

Logan’s Large Cap growth portfolio had two quarters of positive returns and two quarters of negative returns and underperformed the broader benchmark during each of the four quarters, and for the fiscal year.

Contributing Sectors

Industrials (overweight and outperformed, +37 bps) – Business activity and manufacturing were put into a tailspin during the first quarter of 2022. The companies we hold in the portfolio improved productivity and increased flexibility of their customers operations. We continue to see opportunity for our allocation to the sector and are constructive about the growth prospects for our holdings as the companies have the potential to deliver improved operating results to their customers. The portfolio’s holdings in the sector performed very well as investors started to shift their attention to a recovering economy. We think any added fiscal stimulus will help these companies as the economy moves forward.

Materials (overweight and outperformed, +2 bps) – We have one position in the materials sector, Sherwin Williams. We believe the company is well positioned to survive the current market conditions and we think it will perform well in a recovering economy.

Detracting Sectors

Communication Services (overweight and underperformed, -431 bps) – Social Media, despite some contrary expectations, continues to be one of the most effective ways for a

Logan Capital Large Cap Growth Fund

business to reach their customers. Regulatory risk remains and our team is watching developments closely on that front. In general, the established players continued to provide value to their customers and have significant advantages.

Consumer Discretionary (overweight and underperformed, -358 bps) – Supply chain concerns and the beginning of Russia’s war in Ukraine heightened investor concerns about the strength of consumer spending. All the portfolio’s holdings are companies that have made key investments to gain a competitive advantage going forward.

Best Performing Stocks

Insperity (25.52% return) – A tight, more competitive, and more complex labor environment is leading many companies to look to outside help in managing HR related issues. Insperity offers a complete suite of services to help with HR issues, benefits packages, and labor best practices. Our team believes that more flexible work arrangements will drive demand for the services offered by Insperity so smaller companies can stay competitive and attract a quality workforce.

Broadcom (24.99% return) – Strong demand for wireless data and networking capability met with some supply challenges during the quarter. We expect global investment in communications infrastructure, mobile devices, and other devices to continue and feed demand for Broadcom’s products.

Dick’s Sporting Goods (“DKS”) (23.47% return) – Demand for sporting goods remained strong. Early in the shutdowns, many sought out the gear for more solitary exercise. DKS’s management spent the past few years curating their merchandise for uniqueness and pricing power, as a result they have been able to maintain full price sales better than many. As the world “opened up” the resumption of team sports helped drive demand. The company has a solid-online presence paired with stores that their customers want to experience. Retail experienced some headwinds later in the quarter due to COVID-19’s growth.

Worst Performing Stocks

Netflix (-62.93% return) – maturing as a business. Streaming services have become almost a standard way for consumers to view entertainment and as a result there are several new entrants, which is creating a more competitive environment in the near term. The company is continuing to focus on creating value and raising prices to reflect the additions to the service. In addition, they are expanding into gaming which is a large and lucrative business. Netflix possesses a global library of entertainment, and we expect shares to recover as the company has the potential to continue delivering solid results.

IPG Photonics (“IPGP”) (-56.48% return) – We believe precision manufacturing will be a requirement as the global economy recovers. We expect higher wages and limited access to skilled labor to trigger more investment in automation on a global scale. Recently, some of the global policy changes, notably in China, and supply chain challenges have had a negative impact on the results for IPGP. As the global economy adjusts to the dynamic global situation, we expect the demand for IPGP’s products, which offer superior performance and function, to recover.

Logan Capital Large Cap Growth Fund

Coinbase Global (“COIN”) (-56.10% return) – We added COIN to the portfolio to participate in the infrastructure necessary to manage allocations to cryptocurrency and non-fungible tokens (NFTs) as an asset class. In addition to offering a direct trading platform for cryptocurrency the company also provides white label custody and reporting services to many other investment firms who want to be able to hold cryptocurrency in client accounts. We believe cryptocurrency may become an emerging asset class and enhanced regulation of the asset class will create demand for enhanced reporting which COIN can provide to investors through its platform. We believe holding COIN offers a way to benefit from the emergence of the asset class without direct exposure to the underlying currencies.

Fiscal Quarter 1 – ending July 31, 2021

At the end of the quarter assets under management for Logan Capital Management were $2,530.2 million. The Logan Large Cap Growth Fund’s performance for the quarter ending 7/31/21 underperformed the benchmark Russell 1000® Growth Index. (Fund 6.42% versus 8.26% for index.)

During the quarter, the U.S. economy continued to track a recovery that has been faster than many expected. On a formal basis, the economy continued to score upside surprises in most economic indicators until the last month when employment growth seemed to stall and concerns about inflation became more present. From our perspective, the challenges presented by a rapid shut down of the global economy and an equally unexpected rapid return in demand justify the idea that much of the inflation may be temporary in nature though we continue to prepare the portfolio for the possibility of inflation. The good news is that when one looks at history, equities have been able to perform well when both inflation and economic growth are unusually high. An outcome we think is very possible.

The equity markets took the modest disappointment in employment and the inflation concerns in stride and delivered solid performance during the second quarter. In what we consider a healthy sign, performance this year has been driven by companies beyond the “big tech” companies which represented something of a growth safety trade early in the COVID crisis. The best performers in the portfolio tended to be those companies that were at the nexus of a strong consumer and are leaders in the use of technology. During the quarter, we saw innovation rewarded in health care as patients began to return for more traditional health issues and investors once again rewarded innovation in the health sector.

In many ways the economy was a coiled spring of potential pent-up growth. Businesses reacted quickly to the realities of the economic situation in ways that would have long-term positive impacts on productivity. Technology was ready to go and easy to implement. Ubiquitous and inexpensive internet access, cloud computing, and user-friendly software came together to allow many consumers – especially higher income workers – to resume work much faster than expected. An incredibly resilient economy, backed by unprecedented fiscal and monetary stimulus, kept many businesses intact and allowed many to improve their balances sheets, borrow less, and enter the recovery with more savings than when the crisis started. Businesses cut inventories aggressively and, in

Logan Capital Large Cap Growth Fund

some ways, pulled investments in technology forward. Assuming continued progress on addressing the COVID health challenges, we expected to see a continuous wave of consumers and workers re-engaging in the economy with the ability to spend and significant pent-up demand.

There were concerns that the recovery would turn out to be a short-lived sugar high fueled by government stimulus and a burst of pent-up demand. Prior to the current health care crisis, the U.S. economy was entering an era of technological change and favorable demographics compared to the rest of the world. In the U.S., millennials make up the largest percentage of the population and are “aging up” to their peak spending years when they begin to start families. New household formations continued throughout the crisis, creating demand for homes, boosting housing prices across the country and creating a substantial number of well-paying jobs. Given that it is estimated that the U.S. is currently short by about 2.9 million housing units, this demand for new housing should continue for several years to come. Demand was supported by record savings and household net worth, which rose significantly due to appreciation in real estate, equities, and other investments.

Fiscal Quarter 2 – ending October 31, 2021

At the end of the quarter assets under management for Logan Capital Management were $2,451.2 million and assets under advisement were $1,601.0 million for a total of $4,052.2 million. The Logan Large Cap Growth Fund’s performance for the quarter ending 10/31/21 underperformed the benchmark Russell 1000® Growth Index. (Fund 4.75% versus 6.41% for index.)

We entered the fiscal quarter ending 10/31/21 with a positive outlook. The U.S. economy was recovering more rapidly than many expected, employment was improving, significant progress was being made regarding COVID-19, and most businesses were reporting better-than-expected results and strong demand for their products. Unfortunately, as the quarter progressed, much of the positive momentum was lost to increasing uncertainty on almost all fronts. Economic numbers continued to improve, but now at a slower pace. In fact, unemployment started to rise at the end of the third quarter. Governments around the world started to act in less decisive and less clear ways than they had at the beginning of the COVID-19 shutdowns – giving consumers and businesses a reason to wait and see what happens with spending, taxes, and regulation. During the last week of the quarter, the U.S. Government came close to a shutdown as lawmakers could not agree on a path forward. Upticks in COVID-19 across the globe led to small shutdowns that had a significant impact on already fragile supply chains, making it difficult for businesses to keep up with strong orders. Even during this period of relatively high unemployment, businesses have found it hard to attract workers for available jobs. Despite all this, Logan’s growth portfolios delivered positive returns during the quarter and the year-to-date returns were very solid.

Our team expected most of these challenges to be resolved over the next few months. After all, corporate and personal balance sheets were in better shape than they had been in decades. The swift and significant actions taken by governments across the globe kept most business viable and the investments in technology over the past decade proved to be

Logan Capital Large Cap Growth Fund

invaluable to letting workers in many industries continue to work, despite their offices not being open. The U.S. was leading the global recovery due to having the most advanced technology, a more service-based economy, and one of the most effective responses to the health care challenges presented by COVID-19. However, the easy part of the recovery was most likely behind us as those workers who remained unemployed would potentially have a challenging time finding positions to match their skills.

Our expectation was that the next phase of the recovery would be much more challenging as management skills proved critical to operating in a changed world. Businesses needed to develop resilient supply chains to meet demand, needed to retain and attract skilled team members with newly changed priorities, as well as meet the demands of a much more tech savvy customer. Many employees were enjoying the flexibility of remote work and that change impacted many businesses as people shifted where they spend their time. It appeared that the COVID surge in spending on goods was starting to moderate and shift in favor of spending on the services and experiences that were not available during the COVID lock-downs. As always, providing a solid customer experience would continue to be key.

Profitability was expected to improve for many businesses as the changes implemented over the past few years boosted productivity, but this improvement was not spread evenly across all companies. Some would find themselves left behind in a changed world if they don’t make the investments necessary to compete. Shortages of labor and materials were starting to drive up costs (e.g., inflation) and businesses without the ability to either pass these higher costs along, or be more productive, started to feel the pinch in margins.

Fiscal Quarter 3 – ending January 31, 2022

At the end of the January 2022 assets under management for Logan Capital Management were $2,635.4 million and assets under advisement were $1,731.3 million for a total of $4,366.7 million. The Logan Large Cap Growth Fund’s performance for the quarter ending 1/31/22 underperformed the benchmark Russell 1000® Growth Index. (Fund -8.59% versus -6.08% for index.)

A resurgence in cases once again made COVID a dominant issue in investors’ minds as 2021 came to a close. While these concerns drove performance in the markets over the quarter, the fundamental issues remained the same. Our team expected the next stage of the economic recovery from the world’s response to COVID-19 to be more difficult than the early stages of the recovery and the setbacks in the fight against COVID heightened how the events of the past several years had accelerated the trends which our team believed (and still believes) would guide business success in the years to come.

Many consumers retreated a bit at the end of the holiday season and the impact on many of the well-run retailers was felt in performance during the quarter. Success once again became about the ability for a company to meet their customers where they are – whether in a store or online. Uniqueness of the business continued to be critical as inflation accelerated during the quarter and many companies found themselves in a position of needing to increase prices – if they could. In many cases, we saw companies report lower, but more profitable sales.

Logan Capital Large Cap Growth Fund

The backdrop of the economy and the consumer remained solid at this point. Personal and corporate balance sheets were exceptionally strong. Unemployment rates remained low – but were not improving as quickly as they were previously. Moreover, the prospect of less government-provided stimulus and a renewed sense of uncertainty on many fronts started to weigh on the markets.

Concerns of growing inflation – along with talk that the Fed was already behind the curve in controlling it – started weighing on the stock market’s growth names, especially on the high tech FAANG names which had done so well earlier. FAANG includes Facebook (now Meta), Amazon, Apple, Netflix and Google (now Alphabet). This quarter also saw continued investor rotation away from many of the stay-at-home growth names that did so well during COVID as money shifted toward the back-to-work value-oriented names that had lagged so much during the previous year.

Fiscal Quarter 4 – ending April 30, 2022

At the end of April 2022 assets under management for Logan Capital Management were $2,213.6 million and assets under advisement were $1,606.2 million for a total of $3,819.8 million. The Logan Large Cap Growth Fund’s performance for the quarter ending 4/30/22 underperformed the benchmark Russell 1000® Growth Index. (Fund -14.90% versus -12.52% for index.)

Our team entered the final quarter of the fiscal 2021/2022 year keeping an eye on COVID progress, inflation (and Fed actions to control it) run-away housing prices, contentious U.S. politics and global stability. In addition, two new concerns developed. 1) The potential for slowing economic and earnings growth in conjunction with inflation, i.e., stagflation. 2) More immediately alarming, Russia’s invasion and bombardment of Ukraine. The shutdown of production and delivery of many essential products such as oil, natural gas, food, lumber and numerous other commodities wreaked havoc on worldwide supply chains, causing U.S. inflation to spike to the worst levels seen in 40 years. The impact has been even worse on many other countries.

In the Fund, the recent quarter continued to present challenges to many investments that had done so well in previous quarters. The U.S. consumer is still the major driving force of the U.S. economy, but there was a further shift in consumer spending away from buying “stuff” and having it delivered to our homes. Instead, consumers began enthusiastically spending their stockpiled cash on experiences and services: going out to restaurants and bars, sporting events and concerts, travel, airplane tickets, rental cars and hotels – all the things they couldn’t do for almost 2 years during the COVID restrictions.

The consumer-led recovery in the U.S. held up well throughout 2021 despite increasing uncertainty on the economic front, interest rates, government policy, and global stability. We expected greater uncertainty on all fronts and, so far, 2022 has delivered with hotter inflation, gridlock in Washington, and war in Europe. In times of geopolitical or economic crisis, our team takes the time to step back and assess what has – and has not – changed in our base assumptions and any needed adjustments in our clients’ portfolios.

Logan Capital Large Cap Growth Fund

Our top-down themes have remained in place during the quarter, and, in some ways, they have become more relevant so far in 2022 as our expectations for a broadening global recovery have been set back by the events in Europe. In such an environment, our focus is still on the U.S. and the U.S. consumer.

Looking ahead and Outlook – Growth Themes for 2022

Focus on Brands:

Inflation remains a risk as to the outcome of what was a successfully executed plan to mitigate the downside of the global COVID response is creating demand which exceeds the world’s ability to produce goods and services. We expected costs to increase and challenges in meeting demands. We want the companies we hold in the Growth Portfolios to have unique products that allow our companies' management teams to pass on added costs while retaining market share. Most companies in the portfolio have been able to maintain their margins over the past quarter.

A Changing Customer:

Before COVID-19 appeared, our team expected to see technology change the way businesses interact with their customers, regardless of industry. The response to COVID, with remote work becoming a factor and consumers making use of online options, the transition to a more digital economy accelerated. We do not think that the economy will return to its pre-COVID state, and those companies that are able to mix digital and traditional services will do exceptionally well, as they have over the past year. Large e-commerce companies performed well during the resurgence of COVID during the early part of 1Q22. Later in the quarter, leadership shifted to those companies which were able to adapt and meet the demands of a re-opening economy.

Technology:

We believe companies will continue to need to invest in new processes and connectivity to stay relevant. Our technology allocation includes those companies that provide connectivity and the consulting necessary for businesses to stay relevant in a more digital world.

The Cloud:

Knowledge continues to be power. We expect the companies we invest in to have the best in broad data analytics so they can see changes in their business ahead of their peers and adapt. We look for a proven track record of agility to invest and maintain our investment.

The Growth portfolios did lag the benchmark during 1Q22 as investors responded to the disturbing developments during the quarter. Inflation expectations accelerated due to shortages caused by Russia’s invasion and the unified response from the developed world. When we look at what drove the markets, a combination of traditionally defensive names, energy, and stable large growers were the relative winners until the last two weeks of the quarter.

Logan Capital Large Cap Growth Fund

We continue to take the time to look at not just the companies we invest in, but also at the customers those businesses sell to. This recovery, like many, is being led by those consumers who can adapt to change. Most recoveries are led by the consumer, with the more affluent consumers leading first – and this cycle has thus far followed that pattern. The nature of the shutdowns and the ability for skilled workers to work from home created a large group of consumers whose income remained secure and whose daily expenses fell, creating a glut of savings. Now, however, it appears a significant portion of the excess savings may have been spent. Homes have been improved and real estate is suffering from a lack of supply. Absent excess savings, government stimulus, and the need to adjust, we believe the next phase of the recovery will be much more challenging and management skills will be critical to operating in a changed world. Businesses will need to maintain resilient supply chains to meet demand, to retain and attract team members who now have slightly different priorities, and to meet the demands of a much more tech-savvy customer. Many employees enjoy the flexibility of remote work, and that change will impact many businesses as people shift where they spend their time. Spending on services is recovering and the surge in spending on goods may start to moderate. Providing a solid customer experience will be key and will require flexibility.

The portfolio does own many of the most prominent mega cap growth names and the portfolio has benefitted from that exposure. However, we are underweighting them versus the benchmark in favor of those more innovative companies that also have proven track records of delivering profits. Looking forward, we expect market volatility to continue in the foreseeable future and we believe that these companies in the Growth arena will continue to deliver exceptional earnings and ultimately reward patient investors.  Although the odds of an economic slowdown have increased somewhat, given the financial strength in the U.S. economy and the significant pent-up demand which exists, we do not expect to see a recession in 2022.

Currently, the Fed has hiked rates 50 bps once and has indicated its resolve to do so again – at least twice – in order to bring inflation under control. The Fed faces the challenging task of bringing inflation down without causing a recession, something it has rarely succeeded in doing. However, given the strength of the U.S. consumer and economy, it’s possible that we might see only a single quarter of economic growth contraction.

We continue to see the economy offering significant opportunities and challenges. Ideally, each holding in the portfolio should have a management team that is willing and able to adjust to rapidly changing customer preferences. It is our observation that many new practices have been implemented and will remain in place during the coming years. The failure to adapt could prove to be extremely detrimental as the economy recovers. Flexible e-commerce work arrangements will likely stay in place, allowing teams to be made up of the best and brightest, regardless of location. Additionally, timely 24/7 customer service, as well as many other new expectations, will likely become commonplace. The global workforce and consumers have become much more adaptable over the past year, and we will expect more in the future. Those companies that can meet these new expectations will do well regardless of the rate of growth or inflation.

Logan Capital Large Cap Growth Fund

Disclosures

Performance data quoted represents past performance; past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Mutual Fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Fund may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put, and call options are highly specialized activities and entail greater-than-ordinary investment risks. The Fund may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance. By investing in other mutual funds and ETFs, the Fund will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

The price-to-book ratio compares a company's market value to its book value. The market value of a company is its share price multiplied by the number of outstanding shares. The book value is the net assets of a company.

BPS or Basis Points are a unit of measure to describe the percentage change. One basis point is equivalent to 0.01%.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. It has been constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. Indexes are unmanaged and it is not possible to invest directly in an index.

Logan Capital Large Cap Growth Fund

Comparison of the change in value of a hypothetical $100,000 investment in the
Logan Capital Large Cap Growth Fund – Institutional Class and the
Russell 1000® Growth Index

	One	Five	Since Inception
Average Annual Total Return:	Year	Years	(6/28/12)
Logan Capital Large Cap Growth Fund –
Institutional Class	-13.28%	15.12%	14.55%
Russell 1000® Growth Index	-5.35%	17.28%	16.61%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2012, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers were in effect prior to April 30, 2020. In the absence of fee waivers, returns would be reduced. For the years ended April 30, 2021 and April 30, 2022, the advisor recouped previously waived fees. In the absence of the recoupment, returns would be higher. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. The annual gross operating expense ratio is 1.24%. This chart does not imply any future performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Indices are unmanaged and do not incur expenses. It is not possible to invest directly in an index.

Logan Capital Large Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2022 (Unaudited)

Percentages represent market value as a percentage of total investments.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS
at April 30, 2022

COMMON STOCKS – 99.65%	Shares	Value

Capital Goods – 5.57%
Fastenal Co.	23,638	$1,307,418
Nordson Corp.	3,191	688,267
United Rentals, Inc. (a)	2,610	826,117
		2,821,802

Commercial & Professional Services – 4.54%
Cintas Corp.	2,811	1,116,698
Copart, Inc. (a)	6,045	687,014
Insperity, Inc.	4,667	494,935
		2,298,647

Consumer Durables & Apparel – 3.33%
Lululemon Athletica, Inc. (a)	1,711	606,772
Nike, Inc.	6,127	764,037
YETI Holdings, Inc. (a)	6,420	313,745
		1,684,554

Consumer Services – 1.63%
Starbucks Corp.	11,065	825,892

Diversified Financials – 2.29%
Coinbase Global, Inc. (a)	2,438	274,787
LPL Financial Holdings, Inc.	2,312	434,355
OneMain Holdings, Inc.	9,843	452,089
		1,161,231

Food, Beverage & Tobacco – 2.78%
Constellation Brands, Inc.	3,300	812,097
Monster Beverage Corp. (a)	6,958	596,162
		1,408,259

Household & Personal Products – 3.23%
Estee Lauder Cos., Inc.	6,183	1,632,683

Materials – 1.90%
Sherwin-Williams Co.	3,504	963,460

Media & Entertainment – 10.64%
Alphabet, Inc. – Class A (a)	622	1,419,522
Alphabet, Inc. – Class C (a)(b)	434	997,909

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2022

COMMON STOCKS – 99.65% (Continued)	Shares	Value

Media & Entertainment – 10.64% (Continued)
Electronic Arts, Inc.	6,863	$810,177
Meta Platforms, Inc. (a)	5,824	1,167,537
Netflix, Inc. (a)	5,211	991,966
		5,387,111

Pharmaceuticals, Biotechnology & Life Sciences – 10.02%
Agilent Technologies, Inc.	5,421	646,563
Charles River Laboratories International, Inc. (a)	1,691	408,393
IQVIA Holdings, Inc. (a)	2,981	649,828
Mettler-Toledo International, Inc. (a)	1,129	1,442,331
Waters Corp. (a)	3,046	922,999
Zoetis, Inc.	5,637	999,158
		5,069,272

Retailing – 15.19%
Amazon.com, Inc. (a)	904	2,247,010
Burlington Stores, Inc. (a)	1,552	315,925
Dick's Sporting Goods, Inc.	12,969	1,250,471
Home Depot, Inc.	1,952	586,381
Lithia Motors, Inc.	3,968	1,123,460
Pool Corp.	1,095	443,716
RH (a)	974	327,381
Williams-Sonoma, Inc.	10,707	1,397,049
		7,691,393

Semiconductors & Semiconductor Equipment – 10.01%
Broadcom, Inc.	5,158	2,859,544
KLA Corp.	5,866	1,872,779
NVIDIA Corp.	1,803	334,402
		5,066,725

Software & Services – 13.33%
Adobe Systems, Inc. (a)	1,840	728,548
Cognizant Technology Solutions Corp. – Class A	8,005	647,605
EPAM Systems, Inc. (a)	2,507	664,330
MasterCard, Inc.	7,358	2,673,750
Paycom Software, Inc. (a)	3,195	899,297

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2022

COMMON STOCKS – 99.65% (Continued)	Shares	Value

Software & Services – 13.33% (Continued)
Trade Desk, Inc. (a)	12,630	$744,160
TTEC Holdings, Inc.	5,301	391,267
		6,748,957

Technology Hardware & Equipment – 12.83%
Amphenol Corp.	25,637	1,833,046
Apple, Inc.	19,722	3,109,173
CDW Corp. of Delaware	2,934	478,770
IPG Photonics Corp. (a)	2,905	274,464
Trimble, Inc. (a)	6,849	456,828
Zebra Technologies Corp. (a)	924	341,566
		6,493,847

Transportation – 2.36%
Old Dominion Freight Line, Inc.	4,269	1,195,832
TOTAL COMMON STOCKS
(Cost $24,595,509)		50,449,665

MONEY MARKET FUND – 0.50%
Fidelity Government Portfolio – Class I, 0.15% (c)	254,271	254,271
TOTAL MONEY MARKET FUND
(Cost $254,271)		254,271
TOTAL INVESTMENTS
(Cost $24,849,780) – 100.15%		50,703,936
Liabilities in Excess of Other Assets – (0.15)%		(79,484)
TOTAL NET ASSETS – 100.00%		$50,624,452

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Non-voting shares.
(c)	Rate shown is the 7-day annualized yield as of April 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Logan Capital Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2022

Assets:
Investments, at value (cost $24,849,780)	$50,703,936
Receivables
Dividends and interest	21,152
Prepaid expenses	38
Total assets	50,725,126

Liabilities:
Payables
Advisory fee (Note 4)	29,001
Audit fees	21,000
Administration and accounting fees	28,277
Transfer agent fees and expenses	9,000
Shareholder reporting	3,579
Chief Compliance Officer fee	5,000
Legal fees	1,856
Custody fees	1,242
Accrued expenses and other payables	1,719
Total liabilities	100,674
Net assets	$50,624,452

Net assets consist of:
Paid-in capital	$24,012,494
Total distributable earnings	26,611,958
Net assets	$50,624,452

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	$50,624,452
Shares issued (unlimited number of beneficial
interest authorized, $0.01 par value)	1,574,024
Net asset value, offering price and redemption price per share(1)	$32.16

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 180 days of purchase.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2022

Investment income:
Dividends	$520,492
Interest	78
Total investment income	520,570

Expenses:
Investment advisory fees (Note 4)	388,624
Administration and accounting fees (Note 4)	92,074
Transfer agent fees and expenses (Note 4)	35,223
12b-1 distribution fees – Investor Class (Note 5)	23,818
Audit fees	21,000
Federal and state registration fees	15,791
Chief Compliance Officer fees (Note 4)	15,000
Trustee fees and expenses	13,540
Legal fees	8,638
Other expenses	6,707
Reports to shareholders	6,379
Custody fees (Note 4)	6,336
Insurance expense	2,983
Interest expense (Note 8)	15
Total expenses before advisory fee recoupment	636,128
Advisory fee recoupment (Note 4)	45,238
Net expenses	681,366
Net investment loss	(160,796)

Realized and unrealized gain/(loss) on investments:
Net realized gain on transactions on investments	4,614,341
Net change in unrealized appreciation/(depreciation) on investments	(12,339,988)
Net realized and unrealized loss on investments	(7,725,647)
Net decrease in net assets resulting from operations	$(7,886,443)

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2022	April 30, 2021
Operations:
Net investment loss	$(160,796)	$(238,656)
Net realized gain on investments	4,614,341	3,596,198
Net change in unrealized
appreciation/(depreciation) on investments	(12,339,988)	18,135,086
Net increase/(decrease) in net assets
resulting from operations	(7,886,443)	21,492,628

Distributions to Shareholders:
Investor Class	—	(740,349)
Institutional Class	(4,407,926)	(1,848,933)
Total distributions to shareholders	(4,407,926)	(2,589,282)

Capital Share Transactions:
Proceeds from shares sold
Investor Class shares*	538,464	2,893,146
Institutional Class shares	2,824,181	26,653
Proceeds from converted shares*	19,573,089	—
Proceeds from shares issued to holders
in reinvestment of dividends
Investor Class shares*	—	740,350
Institutional Class shares	4,407,926	1,848,933
Cost of shares redeemed
Investor Class shares*	(19,801,043)	(1,274,648)
Institutional Class shares	(2,272,672)	(2,592,851)
Redemption fees retained
Investor Class shares*	—	87
Institutional Class shares	256	242
Net increase in net assets
from capital share transactions	5,270,201	1,641,912
Total increase/(decrease) in net assets	(7,024,168)	20,545,258

Net Assets:
Beginning of year	57,648,620	37,103,362
End of year	$50,624,452	$57,648,620

*	Investor Class Shares converted to Institutional Class Shares on November 12, 2021.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2022	April 30, 2021
Changes in Shares Outstanding:
Shares sold
Investor Class shares*	13,643	90,317
Institutional Class shares	65,493	848
Converted shares*	427,245	—
Shares issued to holders in reinvestment of dividends
Investor Class shares*	—	21,318
Institutional Class shares	104,354	52,097
Shares redeemed
Investor Class shares*	(443,174)	(40,640)
Institutional Class shares	(53,994)	(80,721)
Net increase in shares outstanding	113,567	43,219

*	Investor Class Shares converted to Institutional Class Shares on November 12, 2021.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class

	Year Ended April 30,
	2022	2021	2020	2019	2018
Net Asset Value –
Beginning of Year	$39.73	$26.31	$25.61	$22.29	$18.50

Income from
Investment Operations:
Net investment loss	(0.10)^	(0.15)^	(0.10)^	(0.10)^	(0.10)
Net realized and unrealized
gain/(loss) on investments	(4.46)	15.45	0.91	3.97	3.89
Total from
investment operations	(4.56)	15.30	0.81	3.87	3.79

Less Distributions:
Distributions from
net realized gains	(3.01)	(1.88)	(0.11)	(0.55)	—
Total distributions	(3.01)	(1.88)	(0.11)	(0.55)	—
Redemption fees	0.00 ^~	0.00 ^~	—	—	—
Net Asset Value –
End of Year	$32.16	$39.73	$26.31	$25.61	$22.29

Total return	-13.28%	59.01%	3.15%	17.95%	20.49%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$50,624	$40,964	$27,850	$24,936	$21,140
Ratio of expenses to
average net assets:
Before fee waivers
and recoupment	1.03%	1.13%	1.29%	1.33%	1.39%
After fee waivers
and recoupment	1.10%	1.17%	1.24%	1.24%	1.24%
Ratio of net investment loss to
average net assets:
Before fee waivers
and recoupment	(0.18%)	(0.39)%	(0.46)%	(0.51)%	(0.65)%
After fee waivers
and recoupment	(0.25%)	(0.43)%	(0.41)%	(0.42)%	(0.50)%
Portfolio turnover rate	13%	11%	12%	7%	8%

^	Based on average shares outstanding.
~	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2022

NOTE 1 – ORGANIZATION

The Logan Capital Large Cap Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The investment objective of the Fund is long-term capital appreciation. The Fund commenced operations on June 28, 2012 and currently offers Institutional Class shares. At the close of business on November 12, 2021, the Investor Class shares converted to the Institutional Class shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Redemption Fees: The Fund charges a 1% redemption fee to shareholders who redeem shares held for 180 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. Redemption fees retained are disclosed in the statements of changes.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2022, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Distributable Earnings	Paid-in Capital
$(107,559)	$107,559

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of April 30, 2022, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Refer to Note 13 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$5,387,111	$—	$—	$5,387,111
Consumer Discretionary	10,201,838	—	—	10,201,838
Consumer Staples	3,040,941	—	—	3,040,941
Financials	1,161,231	—	—	1,161,231
Health Care	5,069,272	—	—	5,069,272
Industrials	6,316,282	—	—	6,316,282
Information Technology	18,309,528	—	—	18,309,528
Materials	963,460	—	—	963,460
Total Common Stocks	50,449,665	—	—	50,449,665
Money Market Fund	254,271	—	—	254,271
Total Investments	$50,703,936	$—	$—	$50,703,936

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not currently enter into derivatives transactions. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Logan Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% based upon the average daily net assets of the Fund. For the year ended April 30, 2022, the Fund incurred $388,624 in advisory fees. Advisory fees payable at April 30, 2022 for the Fund were $29,001.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and dividends on securities sold short, extraordinary expenses, 12b-1 fees, shareholder servicing fees, and other class specific expenses) do not exceed 1.14% of the average daily net assets.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended April 30, 2022, the Advisor recouped $45,238 in previously waived expenses. The Advisor has recouped all previously waived fees and reimbursed expenses.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for administration and accounting, transfer agency, custody and compliance services for the year ended April 30, 2022 are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan allows the payment of a monthly fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares. At the close of business on November 12, 2021, the Investor Class shares converted to the Institutional Class shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended April 30, 2022, the 12b-1 distribution fees incurred under the Plan by the Fund’s Investor Class shares are disclosed in the statement of operations.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

NOTE 6 – SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Fund may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended April 30, 2022, the Fund did not accrue shareholder servicing fees.

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended April 30, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$8,497,136	$7,772,507

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – LINE OF CREDIT

The Fund has a secured line of credit in the amount of $4,200,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A. During the year ended April 30, 2022, the Fund had an average daily outstanding balance of $458, a weighted average interest rate of 3.25%, incurred interest expense of $15 and had a maximum amount outstanding of $33,000. At April 30, 2022, the Fund had no outstanding loan amounts.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2022 and April 30, 2021 was as follows:

	Year Ended	Year Ended
	April 30, 2022	April 30, 2021
Long-Term Capital Gains	$4,407,926	$2,589,282

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

As of April 30, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$24,909,960
Gross unrealized appreciation	28,304,354
Gross unrealized depreciation	(2,510,378)
Net unrealized appreciation (a)	25,793,976
Undistributed long-term capital gains	876,539
Total distributable earnings	876,539
Other accumulated gains/(losses)	(58,557)
Total accumulated earnings/(losses)	$26,611,958

(a)	The difference between the book-basis and tax-basis net unrealized appreciation and cost is attributable primarily to wash sales.

At April 30, 2022, the Fund deferred, on a tax basis, ordinary late year losses of $58,557.

NOTE 10 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides additional information regarding these and other risks of investing in the Fund.

Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally, liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Equity Securities Risk. The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

  Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if securities of companies in such a sector comprised a lesser portion of the Fund’s portfolio.

NOTE 11 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2022, U.S. Bank N.A., for the benefit of North Star Mutual Equity Logan and Charles Schwab & Co., Inc. owned 61.46% and 29.28%, respectively, of the outstanding shares of the Fund.

NOTE 12 – CHANGE IN TRUSTEES AND OFFICERS

Ms. Gail Duree retired as an Independent Trustee of the Board effective December 31, 2021. Mr. Joe Redwine became the Audit Chairman of the Board effective January 1, 2022.

Ms. Michelle Sanville-Seebold resigned as Deputy Chief Compliance Officer effective May 27, 2022.

NOTE 13 – SUBSEQUENT EVENTS

Based on a recommendation of the Advisor, on September 22, 2021, the Board approved converting the Investor Class shares into Institutional Class shares and then closing the Investor Class shares of the Logan Capital Large Cap Growth Fund (the “Fund”). The Investor Class shares converted into Institutional Class shares after the close of business on November 12, 2021.

Based on a recommendation from the Advisor, on September 22, 2021, the Board approved an Agreement and Plan of Reorganization whereby the Fund will be reorganized into the Logan Capital Large Cap Growth ETF (the “Logan ETF”), a newly created series of the Trust (the “Reorganization”).

The Reorganization, which is expected to be tax free to the shareholders of the Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Fund to the Logan ETF, in exchange for shares of the Logan ETF. Shareholders of Institutional Class shares of the Fund will then receive shares of the Logan ETF equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Fund at the time of the Reorganization. The Fund will then be dissolved. These events are currently expected to occur sometime in the third quarter of 2022.

Logan Capital Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Logan Capital Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Logan Capital Large Cap Growth Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 28, 2022

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE
April 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2021 to April 30, 2022.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE (Continued)
April 30, 2022 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/2021	4/30/2022	11/1/2021 – 4/30/2022
Actual
Institutional Class	$1,000.00	$ 777.90	$4.67
Hypothetical (5% return
before expenses)
Institutional Class	$1,000.00	$1,019.54	$5.31

(1)
Expenses are equal to the annualized expense ratio of 1.06% multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Logan Capital Large Cap Growth Fund

NOTICE TO SHAREHOLDERS
at April 30, 2022 (Unaudited)

For the year ended April 30, 2022, the Logan Capital Large Cap Growth Fund designated $4,407,926 as long-term capital gains for purposes of the dividends paid deduction.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-855-215-1200 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served*	Five Years	Trustee(2)	Five Years(3)

David G. Mertens	Trustee	Indefinite	Partner and Head of	4	Trustee, Advisors
(age 61)		term; since	Business Development		Series Trust
615 E. Michigan Street		March 2017.	Ballast Equity		(for series not
Milwaukee, WI 53202			Management, LLC		affiliated with
			(a privately-held		the Funds).
investment advisory
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	4	Trustee, Advisors
(age 74)		term; since	Manager, President,		Series Trust
615 E. Michigan Street		September	CEO, U.S. Bancorp		(for series not
Milwaukee, WI 53202		2008.	Fund Services, LLC		affiliated with
			and its predecessors		the Funds).
(May 1991 to
July 2017).

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served*	Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	4	Trustee, Advisors
(age 63)	of the	term; since	Group, Inc.		Series Trust
615 E. Michigan Street	Board	January	(financial consulting		(for series not
Milwaukee, WI 53202		2020.	firm) (1998 to present).		affiliated with
	Trustee	Indefinite			the Funds);
		term; since			Independent
		January			Trustee,
		2016.			DoubleLine
Funds Trust (an
open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective Credit
Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present.

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 53)	Chief	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	December	(February 1996 to present).
Milwaukee, WI 53202	Officer and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 60)	President,	term; since	U.S. Bank Global Fund Services
615 E. Michigan Street	Treasurer	December	(October 1998 to present).
Milwaukee, WI 53202	and Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 50)	Treasurer	term; since	U.S. Bank Global Fund Services
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 39)	Treasurer	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		December	(July 2010 to present).
Milwaukee, WI 53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 64)	President,	term; since	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Michelle L.	Deputy Chief	Indefinite	Vice President, U.S. Bank Global Fund Services
Sanville-Seebold(4)	Compliance	term; since	(August 2014 to present).
(age 49)	Officer	September
615 E. Michigan Street		2021.
Milwaukee, WI 53202

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 54)	President	term; since	Services (July 2007 to present).
2020 E. Financial Way,	and	September
Suite 100	Secretary	2019.
Glendora, CA 91741

Ryan Charles	Assistant	Indefinite	Assistant Vice President, U.S. Bank Global Fund
(age 43)	Secretary	term; since	Services (May 2021 to present); Chief Legal Officer
2020 E. Financial Way,		December	and Secretary Davis Selected Advisers, L.P.
Suite 100		2021.	(2004 to 2021).
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2022, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Michelle Sanville-Seebold resigned as Deputy Chief Compliance Officer effective May 27, 2022.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At meetings held on October 18 and December 7-8, 2021, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) on behalf of the Logan Capital Large Cap Growth Fund (the “Large Cap Growth Fund” or the “Fund”). At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor, and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Fund, as well as its responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process. Additionally, the Board considered how the Advisor’s business continuity plan has operated throughout the recent COVID-19 pandemic. The Board further considered its knowledge of the Advisor’s operations and noted that during the course of the prior year they had met with certain personnel of the Advisor via videoconference to discuss the Large Cap Growth Fund’s performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Large Cap Growth Fund as of June 30, 2021, on both an absolute basis and a relative basis in comparison to its peer funds utilizing

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

Morningstar classifications, appropriate securities market benchmarks, a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”), and the Advisor’s similarly managed accounts. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as their level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund outperformed the Morningstar peer group average for the one-, three-, and five-year periods ended June 30, 2021. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark and its Cohort average, noting that it had underperformed each for the one-, three-, and five-year periods ended June 30, 2021.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts and the performance of the Fund, noting that the Fund outperformed its similarly managed account composite for the one-year period, but underperformed over the three- and five-year periods ended June 30, 2021.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer funds, the Cohort, and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed separate accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Fund of 1.14%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board also considered that the Fund’s management fee and total net expense ratio were above the Morningstar

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

peer group median and average. Additionally, the Board noted that compared to the Cohort the management fee was below the median and average, but the total net expense ratio was above the median and average. The Board found that the management fee charged to the Fund was equal to or higher than the management fee charged to similarly managed separate accounts depending on the asset level. The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees and shareholder servicing plan fees received from the Fund and “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Large Cap Growth Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

Logan Capital Large Cap Growth ETF

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At meetings held on September 22-23, 2021, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered the initial approval of an Investment Advisory Agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) on behalf of the Logan Capital Large Cap Growth ETF (the “Fund”), a new series of the Trust. At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor, and the services to be provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as their specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding their compliance program, their chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management processes. Additionally, the Board considered how the Advisor’s business continuity plan has operated during the COVID-19 pandemic. The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations. The Board concluded that the Advisor has the quality and depth of personnel, resources, investment processes, and compliance policies and procedures essential to performing their duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. As the Logan Capital Large Cap Growth Fund, a separate series of the Trust, is being reorganized into the ETF, the Board was able to review the historical performance of the predecessor fund. The Board considered the performance history of the predecessor fund.

Logan Capital Large Cap Growth ETF

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the proposed advisory fee and the total fees and expenses of the Fund, the Board reviewed comparisons to peer funds, the predecessor fund, and the Advisor’s other similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements. When reviewing fees charged to other separately managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts. The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 0.99% (the “Expense Cap”). The Board noted that the Fund’s total expense ratio was below that of the predecessor fund. The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fees to be paid to the Advisor were fair and reasonable.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale could be expected to be realized by the Advisor as assets of the Fund grow. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap. The Board additionally noted that the Advisor has represented that it continues to reinvest free cash into growing its resources. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board discussed the likely overall profitability of the Advisor from managing the new Fund. In assessing possible profitability, the Trustees reviewed the Advisor’s financial information and took into account both the likely direct and indirect benefits to the Advisor from advising the Fund. The Trustees concluded that the Advisor’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Advisor would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the Advisory Agreement would be in the best interest for the Fund and its shareholders.

Logan Capital Large Cap Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Logan Capital Management, Inc.
3843 West Chester Pike, Suite 150
Newtown Square, PA 19073

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(855) 215-1200

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2022	FYE 4/30/2021
Audit Fees	$17,400	$18,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2022	FYE 4/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2022	FYE 4/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*  /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date    7/11/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date    7/11/2022

By (Signature and Title)*  /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date    7/11/2022

* Print the name and title of each signing officer under his or her signature.